STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	8
Beginning Date of Collection Period	1-Apr-04
End Date of Collection Period	30-Apr-04
Payment Date	20-May-04
Previous Payment Date	20-Apr-04

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay / Collected Funds	31,860,904.57
Available Payment Amount	31,654,428.19
Principal Collections	28,307,937.42
Interest Collections (net of servicing fee)	3,346,490.77
Collections of Interest (net of servicing fee and principal recoveries)	3,346,490.77
Servicing fee	206,476.38
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	31,860,904.57
Interest Paid to Certificates	488,462.01
Principal Paid to Certificates	31,165,966.18
Equity Certificate	-
Servicing Fee	206,476.38

Pool Balance
Begin Principal Balance	495,543,304.68
Principal Collections (including repurchases)	28,307,937.42
Additional Principal Reduction Amount	77,092.84
End Principal Balance	467,158,274.42

Collateral Performance
Cash Yield (% of beginning balance)	8.60%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.19%
Net Yield	8.42%
Cumulative Realized Losses	236,507.70
Cumulative Loss Percentage	0.03%
Delinquent Loans
one payment principal balance of loans	6,433,998.67
one payment number of loans	69
two payments principal balance of loans	755,586.63
two payments number of loans	10
three payments plus principal balance of loans	4,849,112.46
three payments plus number of loans	56
Two Payment-Plus Delinquency Percentage	1.20%
Two Payment-Plus Rolling Average	1.08%

Home Equity Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	13
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	1,039,073.02
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	5,736
Number outstanding end of period	5,475
Principal balance of REO as of the end of the collection period	363,951.83
Number of loans that went into REO during the collection period	1
Principal balance of loans that went into REO during the collection period	143,813.56

Overcollateralization
Begin OC Amount	103,562,056.90
OC Release Amount	0.00
Extra Principal Payment	2,780,935.92
End OC Amount	106,342,992.82

Target OC Amount	122,299,780.45
Interim OC Amount	103,562,056.90
Interim OC Deficiency	18,737,723.55

Monthly Excess Cashflow	2,780,935.92
Principal Payment Amount	28,307,937.42
Principal Collections	28,307,937.42
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Principal Balance as Percent of Total Original Note Balance	55.21%

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.45000%
Class A Pass-Through Rate	1.45000%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.73000%
Class M Pass-Through Rate	1.73000%
Available Funds Cap	10.07610%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	48.416957
2. Principal Payment per $1,000	47.692157
3. Interest Payment per $1,000	0.724800

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.45000%
2. Days in Accrual Period	30

3. Class A Interest Due	396,907.94
4. Class A Interest Paid	396,907.94
5. Class A Supplemental Interest Amount Paid	-

6. Class A Unpaid Interest Carry Forward Amount, EOP	-
7. Class A Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	328,475,537.36
2. Class A Principal Due	26,116,702.13
3. Class A Principal Paid	26,116,702.13
4. Class A Principal Carry Forward Amount Paid	-
5. Class A unpaid Principal Carry Forward Amount	-
6. Class A Note Principal Balance, EOP	302,358,835.23

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.5521426
8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.6472300

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	48.556919
2. Principal Payment per $1,000	47.692157
3. Interest Payment per $1,000	0.864762

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.73000%
2. Days in Accrual Period	30

3. Class M Interest Due	91,554.07
4. Class M Interest Paid	91,554.07
5. Class M Supplemental Interest Amount Paid	-

6. Class M Unpaid Interest Carry Forward Amount, EOP	-
7. Class M Unpaid Supplemental Interest Amount, EOP	-

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	63,505,710.42
2. Class M Principal Due	5,049,264.05
3. Class M Principal Paid	5,049,264.05
4. Class M Principal Carry Forward Amount Paid	-
5. Class M Unpaid Principal Carry Forward Amount	-
6. Class M Note Principal Balance, EOP	58,456,446.37

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.5521426
8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1251320

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD HOME EQUITY LOAN TRUST 2003-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Master Servicer"), pursuant to a Sales and Servicing Agreement dated as of August 28, 2003 (the "Sales and Servicing Agreement"), by and among
HFC Revolving Corporation, as Depositor, the Master Servicer, and JPMorgan Chase
Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information 'set forth below as follows:

1 Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sales and Servicing Agreement.

2 Household Finance Corporation is, as of the date hereof, the
Servicer under the Sales and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4 This Certificate relates to the Payment Date occurring on May 20, 2004

5 As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sales and Servicing Agreement through the Collection Period preceding such Payment Date.

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of May, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer